Supplement Dated November 4, 2003
to the Quant Funds' Prospectus Dated August 1, 2003

The Quant Emerging Markets Fund is now sub-advised by
PanAgora Asset Management, Inc.  The Fund's Portfolio
Manager remains David P. Nolan.


Supplement Dated November 4, 2003
to the Quant Funds' Statement of Additional Information
Dated August 1, 2003

The Section titled "Quant Emerging Markets" on page 17 is replaced with the following:

Quant Emerging Markets Fund

              PanAgora Asset Management, Inc, 260 Franklin
Street, Boston, MA 02110,.("PanAgora"), serves as Advisor to the Emerging Markets Fund. As of September 30, 2003, the firm had over $11 billion in assets under management in portfolios of institutional pension and endowment funds, among others. David P. Nolan, CFA manages the Emerging Markets Fund. Mr. Nolan manages emerging markets and developed market portfolios at PanAgora. He has been in the industry since 1984 and joined PanAgora in 2003.
Previously, Mr. Nolan worked for Independence Investment LLC, The Boston Company and State Street Bank and Trust
Company.   Nippon Life Insurance Company and Putnam
Investments LLC are control persons of PanAgora.